Exhibit 99.1

Eclipse Resources Announces Management Changes, Operational Update and Upcoming Conference Participation

STATE COLLEGE, PA – January 3, 2017 – (BUSINESS WIRE) – Eclipse Resources Corporation (NYSE:ECR) (the “Company” or “Eclipse Resources”) today announced today two organizational changes to the senior management team which it has implemented as part of its plan to accelerate its growth. These changes will help Eclipse Resources to continue to deliver top-tier performance and heightened efficiencies across the organization, while allowing the Company to add additional emphasis on expanding its asset base.

These organizational changes have taken effect as of January 1, 2017 and as part of these changes the following senior management team members have assumed new responsibilities:

•	Tom Liberatore, Executive Vice President and Chief Operating Officer, has assumed the new role as Executive Vice President, Corporate Development and Geosciences. In his new role, Mr. Liberatore will be spearheading the Company’s business development, including acquisition and divestiture efforts, as the Company looks to capitalize on opportunities during the cyclical downturn in the energy sector, as well as continuing to overseeing the Company’s reservoir engineering, geology and petro physical departments.

•	Oleg Tolmachev, Senior Vice President of Drilling and Completions has been appointed Executive Vice President and Chief Operating Officer. Mr. Tolmachev has assumed the full time responsibility over the Company’s operations of the Utica and Marcellus shale properties while maintaining continued oversight of the Company’s drilling and completion operations.

In addition, the Company has recently turned to sales all five wells on the Company’s “Holiday” pad, located on the Company’s Utica Shale dry gas window acreage in eastern Monroe County, Ohio. These wells are the first, Utica Shale dry gas wells to utilize the Company’s “Gen-3” completion design which has shown very promising results in all wells Eclipse has completed to date using this new design.

Commenting on the management changes and operational activity, Benjamin W. Hulburt, Eclipse Resources Chairman, President and CEO, said the following, “As we move into the coming year, we are planning to accelerate our growth, both through the drill bit and through accretive acquisition opportunities as they arise. Eclipse Resources has demonstrated an industry leading operational proficiency in the Utica Shale, setting records on lateral lengths, well costs, completion designs and efficiency. The organizational changes we have made will not disrupt that capability which we plan to continue to demonstrate this year with some exciting new operational milestones we plan to undertake in our drilling program. With these management changes, the Company has placed an increased emphasis on its desire to grow both through the drill bit and through accretive acquisitions opportunities.”

“The Company’s Holliday pad, which contains 5 gross (5 net) wells with an average lateral length of approximately 10,700 feet, has recently turned to sales using the Company’s pressure management production method at approximately 20 MMcf per day per well with starting pressures of approximately 7,500 pounds. These wells are the first dry gas wells in the Company’s portfolio to utilize the Gen-3 completion design and were completed with average stage spacing of 180 feet and proppant loading ranging from 2,600 to 3,000 pounds per foot. Due to our operational efficiency, we estimate we drilled and completed these wells at an average total well cost of approximately $1019 per lateral foot which is in line with our “type well” cost estimates that assume 50% less proppant. Although still very early in the life of these exciting wells, they appear to be exhibiting the same positive results we’ve seen in the Gen-3 wells we’ve completed in the condensate window of our acreage.”

Conference Participation

Benjamin W. Hulburt (Chairman, President and CEO) and Matthew R. DeNezza (Executive Vice President and CFO) will participate and host one-on-one meetings during the Goldman Sachs Global Energy Conference in Orlando, Florida from January 4, 2017 through January 6, 2017.

About Eclipse Resources

Eclipse Resources is an independent exploration and production company engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin, including the Utica and Marcellus Shales. For more information, please visit the Company’s website at www.eclipseresources.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact included in this press release, regarding Eclipse Resources’ strategy, future operations, financial position, estimated revenues and income/losses, projected costs and capital expenditures, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “plan,” “endeavor,” “will,” “would,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Eclipse Resources’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” in Eclipse Resources’ Annual Report on Form 10-K filed with the Securities Exchange Commission on March 4, 2016 (the “2015 Annual Report”), and in “Item 1A. Risk Factors” of Eclipse Resources’ Quarterly Reports on Form 10-Q.

Forward-looking statements may include statements about Eclipse Resources’ business strategy; reserves; general economic conditions; financial strategy, liquidity and capital required for developing its properties and timing related thereto; realized natural gas, NGLs and oil prices; timing and amount of future production of natural gas, NGLs and oil; its hedging strategy and results; future drilling plans; competition and government regulations, including those related to hydraulic fracturing; the anticipated benefits under its commercial agreements; pending legal matters relating to its leases; marketing of natural gas, NGLs and oil; leasehold and business acquisitions; the costs, terms and availability of gathering, processing, fractionation and other midstream services; general economic conditions; credit markets; uncertainty regarding its future operating results, including initial production rates and liquid yields in its type curve areas; and plans, objectives, expectations and intentions contained in this press release that are not historical.

Eclipse Resources cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to; legal and environmental risks, drilling and other operating risks, regulatory changes, commodity price volatility and the recent significant decline of the price of natural gas, NGLs, and oil, inflation, lack of availability of drilling, production and processing equipment and services, counterparty credit risk, the uncertainty inherent in estimating natural gas, NGLs and oil reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks described under the heading “Risk Factors” in the 2015 Annual Report and in “Item 1A. Risk Factors” of Eclipse Resources’ Quarterly Reports on Form 10-Q.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Eclipse Resources or persons acting on the Company’s behalf may issue.

Contact:

Eclipse Resources Corporation

Douglas Kris

Manager, Investor Relations

814-325-2059

dkris@eclipseresources.com